UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): December 28, 2023
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Second Amended and Restated Master Repurchase Agreement with EverBank, N.A.

On December 28, 2023, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc, as seller (the “Company”), entered into the Second Amended and Restated Master Repurchase Agreement (the “A&R MRA”) with EverBank, N.A., formerly known as TIAA, FSB, as buyer (the “Buyer”), pursuant to which the Company may sell to the Buyer, and later repurchase, certain residential mortgage loans. The A&R MRA replaces an existing amended and restated master repurchase agreement, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing MRA”) entered into by the Company, as the seller, TIAA, FSB, formerly known as EverBank, as administrative agent for the buyers and as a buyer, and Flagstar Bank, N.A., as purchaser of the rights and obligations from Signature Bridge Bank, N.A., as successor in interest to Signature Bank. The primary purpose of the A&R MRA and certain ancillary documents are to: (i) change the name of the Buyer in the Existing MRA; (ii) change the facility from a syndicated facility to a single lender facility; (ii) extend the termination date to December 26, 2024; and (iii) change the maximum facility amount to $175 million.

The foregoing description of the A&R MRA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R MRA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Master Repurchase Agreement, dated December 28, 2023, by and between loanDepot.com, LLC, as seller, and EverBank, N.A., formerly known as TIAA, FSB Bank, as buyer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: January 2, 2024